FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
Risks and Uncertainties [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
NOTE 18:-	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company's financial instruments at December 31, 2022 and 2021, consisted of cash and cash equivalents, bank deposits, trade and other accounts receivable, other current assets, long-term loans provided by financial institutions, and trade and other payables. The carrying amounts of the financial instruments, approximate fair value due to either short maturity or in the case of long-term loans, bearing variable interest.

These Consolidated Financial Statements do not include any nonrecurring fair value measurements relating to assets and liabilities for which the Company has adopted the provisions of ASC Topic 820.